SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 28, 2002


             Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage Pass-Through Certificates, Series 2002-AR8


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
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            (Exact name of registrant as specified in its charter)

              Delaware                           333-77054                            13-3320910
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  (State or Other Jurisdiction of               (Commission              (I.R.S. Employer Identification
           Incorporation)                       File Number)                           No.)
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                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

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Item 5.  Other Events.
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     Credit Suisse First Boston Mortgage Securities Corp. (the "Company")
entered into a Pooling and Servicing Agreement dated as of March 1, 2002 (the
"Agreement") among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a "Seller"), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, a "Master Servicer"), Olympus Servicing, L.P., as a servicer (in such capacity, a "Servicer") and the special servicer (in such capacity, the "Special Servicer"), GreenPoint Mortgage Funding, Inc., as a
seller (in such capacity, a "Seller") and a servicer (in such capacity, a
"Servicer"), JPMorgan Chase Bank, as trust administrator (in such capacity, the "Trust Administrator") and Bank One, National Association, as trustee (in such capacity, the "Trustee"), providing for the issuance of the CSFB
Mortgage-Backed Pass-Through Certificates, Series 2002-AR8. The Certificates
were issued on March 28, 2002. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of March 1, 2002, by and among the Company, the Seller, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator and the Trustee.

                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 24, 2002.]

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.



                                        By:  /s/ Steve Warjanka
                                           -----------------------------------
                                           Name:   Steve Warjanka
                                           Title:  Vice President

Exhibit Index
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Exhibit                                                                  Page

99.1     Pooling and Servicing Agreement dated as of March 1, 2002,        5
         by and among the Company, the Sellers, the Master Servicer the Servicers, the Special Servicer, the Trust Administrator and the Trustee.